Corporate Presentation MARCH 2020 Exhibit 99.3

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Prevail Therapeutics overview Enrollment ongoing in Phase 1/2 PROPEL trial for Parkinson’s with GBA mutation (PD-GBA); PD-GBA affects >90K Americans Potential for rapid proof-of-concept for PR001 in neuronopathic Gaucher disease; IND active and planned to enter the clinic in 2020 Large Market & Near-Term Value Inflection for PR001 Potential disease-modifying targets identified based on human genetics Targeting genetically defined patient populations Gene delivery with AAV9 vector has a track record of efficacy and safety Precision Genetic Medicine Approach Increases POS PR006 IND active for frontotemporal dementia with a GRN mutation (FTD-GRN) Phase 1/2 PROCLAIM trial on track to initiate in 2020 Potential First-In-Class Gene Therapy for FTD-GRN Expertise in developing therapies for neurodegenerative diseases Additional genetically-validated targets in Parkinson’s, Alzheimer’s, ALS, FTD Leaders in gene therapy manufacturing and process development Excellence in CNS Gene Therapy

2017 2018 2019 2020 Rapid execution in developing gene therapies for patients with urgent unmet needs OCTOBER 2017: Lab space secured in NYC AUGUST 2017: Seed financing and REGENXBIO license MAY 2018: REGENXBIO second agreement MARCH 2018: $75M Series A MAY 2019: PR001 PD-GBA IND active MARCH 2019: $50M Series B JUNE 2019: $125M IPO DECEMBER 2019: PR001 nGD IND active MARCH 2020: PR006 FTD-GRN IND active

Management and Board of Directors Experienced Management Team Board of Directors Asa Abeliovich, MD, PhD CEO and Founder Carl Gordon, PhD, CFA OrbiMed Francois Nader, MD Non-Executive Chairman Ran Nussbaum Pontifax Peter Thompson, MD OrbiMed Asa Abeliovich, MD, PhD CEO and Founder Yong Dai, PhD Chief Technology Officer Franz Hefti, PhD Chief Development Officer Brett Kaplan, MD Chief Financial Officer Emily Minkow Chief Business Officer Jeff Sevigny, MD Chief Medical Officer Tim Adams Independent Morgan Sheng, MBBS, Ph.D., FRS Independent

Pipeline of disease-modifying AAV9 gene therapies for neurodegenerative diseases

Programs	Indication	Approach	Stage of Development				Upcoming Milestones
			Discovery	Preclinical	Phase 1/2	Pivotal	
PR001	PD-GBA	*GBA1* Gene Transfer	*IND Active*				• Enrollment ongoing • Interim Phase 1/2 data in 2H of 2020
PR001	Neuronopathic Gaucher disease	*GBA1* Gene Transfer	*IND Active*				• Phase 1/2 initiation for T2 & T3 trials • Interim Phase 1/2 data
PR006	FTD-GRN	*GRN* Gene Transfer	*IND Active*				• Phase 1/2 initiation • Interim Phase 1/2 data
PR004	Synucleinopathies	*GBA1* Gene Transfer + α-Synuclein Knockdown					• IND enabling studies • IND filing

ODD and RPDD granted by FDA for PR001 for the treatment of GD and nGD, respectively

ODD granted by FDA for PR006 for the treatment of FTD

Prevail owns worldwide commercial rights to all product candidates in the pipeline

ODD: Orphan Drug Designation; RPDD: Rare Pediatric Disease Designation

Prevail THERAPEUTICS
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Precision genetic medicine approach to neurodegenerative diseases Mutated Gene Disease DYSFUNCTIONAL LYSOSOME PATHWAY INFLAMMATION CELL TOXICITY PROTEIN AGGREGATION SUBSTRATE ACCUMULATION Human genetic studies have identified genes that cause or increase risk of neurodegenerative diseases Many of these genes are involved in lysosomal function Gene therapy can enable delivery of a functional gene to the CNS We plan to develop our therapies for genetically-defined patient populations with corresponding mutations

AAV9 is well-suited to deliver functional genes or gene knockdown to the CNS Gene cargo AAV9 delivery vector CNS administration Viral transduction and transgene expression AAV9-based therapy has shown transformative efficacy and safety and is now approved for SMA The effectiveness of AAV9-based therapies is due to its ability to distribute broadly across the CNS AAV9 manufacturing process is well-characterized and scalable Prevail has licensed exclusive WW rights to AAV9 from REGENXBIO to deliver the genes in our lead programs

PR001 overview PR001 Route of Administration Lead Indications Progress and Status AAV9 viral vector delivering the GBA1 gene, which encodes glucocerebrosidase (GCase) Single intra-cisterna magna (ICM) injection Parkinson’s disease with at least one GBA1 mutation (PD-GBA) Earlier disease onset, more rapid progression, and higher rate of dementia than sporadic PD Neuronopathic Gaucher disease (nGD) Neurological form of Gaucher due to severe GCase deficiency Enrollment ongoing for Phase 1/2 PROPEL trial for PD-GBA Site activation in process for Phase 1/2 PROVIDE trial for Type 2 Gaucher disease

Early disease manifests with non-motor and subtle motor symptoms With disease progression motor symptoms worsen and cognitive & behavioral symptoms emerge Benefit of existing symptomatic therapies diminishes as disease progresses No disease-modifying therapy available Parkinson’s disease Source: Kalia and Lang, Lancet 2015; 386: 896 RBD: REM behavioral sleep disorder; EDS: excessive daytime sleepiness; MCI: mild cognitive impairment Time (years) -20 -10 0 10 20 Degree of disability Constipation RBD EDS Hyposmia Depression Pain Fatigue MCI Urinary symptoms Orthostatic hypotension Dementia Fluctuations Dyskinesia Psychosis Dysphagia Postural instability Freezing of gait Falls Bradykinesia Rigidity Tremor Complications Motor Non-motor After Clinical Diagnosis Of PD Prodromal Period

Number and severity of GBA1 mutations ➜ Decreasing enzyme activity ➜ Increasing disease severity PD-GBA and neuronopathic GD are a continuum of pathology with the same underlying genetic mechanism “Sporadic” Parkinson’s PD-GBA with less severe phenotype PD-GBA with more severe phenotype Type 1 Gaucher disease Neuronopathic Gaucher disease 0 mutations 1 mild / moderate mutation 1 severe mutation 2 mild / moderate mutations 2 severe mutations At high risk of developing PD-GBA with more severe phenotype

PR001 mechanism of action in PD-GBA PR001 Treated Parkinson’s Disease WITH GBA1 MUTATION

PR001 CBE mouse model efficacy results Means are presented +/- SEM. *: p<0.05; **: p<0.01; ***: p<0.001. By one-way ANOVA and Fischer’s exact test for glial scarring. For rotarod, nominal p values were calculated by linear regression in the CBE-treated groups, with gender corrected for as a covariate. Activity, substrate and astrogliosis (glial scarring) measured in the cortex PR001 low dose = 1.3x1010 vg/g brain, PR001 mid dose = 4.2x1010 vg/g brain, PR001 high dose = 1.3x1011 vg/g brain Activity and substrate reduction (CBE dose-ranging efficacy study) Activity and substrate reduction (CBE 6-month efficacy study) Efficacy (CBE dose-ranging efficacy study) GCase Activity GCase Activity Astrogliosis (glial scarring) GluSph GluSph Rotarod

PR001 genetic mouse model efficacy results

Activity

GCase Activity



GCase Activity (Units/mg)
10000
8000
6000
4000
2000
0
***

- PR001 increased GCase enzyme activity (cortex)

Substrate reduction

GluSph



pmol/nmol of phosphate (Pi)
0.08
0.06
0.04
0.02
0.00
***
†

- 4L/PS-NA mice exhibited glycolipid accumulation
- PR001 suppressed lipid accumulation (cerebellum)

Efficacy

Beam Walk



slips(n)/speed (cm/s)
6
4
2
0
***
*
*
*

- 4L/PS-NA mice exhibited motor behavior dysfunction
- PR001 improved motor function in a beam walk test

Control + Vehicle | 4L/PS-NA + Vehicle | 4L/PS-NA + 7.4x10^{9} vg/g brain PR001 | 4L/PS-NA + 7.4x10^{10} vg/g brain PR001 | 4L/PS-NA + 2.3x10^{11} vg/g brain PR001 | 4L/PS-NA + 7.4x10^{11} vg/g brain PR001

Prevail THERAPEUTICS

Each bar represents the mean ± SEM
P-value: *p<0.05, ***p<0.001 by one-way analysis of variance followed by Tukey HSD
†: p<0.1 for effect of PR001 injected dose by multiple linear regression for genotype and dose across all animals

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PR001 safety and GCase expression in NHPs

Safety

- No PR001-related safety events or adverse findings were observed in three NHP studies
- Highest dose tested in NHPs provides:
  - 9x safety margin to PD-GBA starting dose
  - 5x safety margin to nGD starting dose

NHP biodistribution with ICM delivery



GCase Protein Levels
Frontal Cortex
Hippocampus
Ventral Mesencephalon
Fold Change Over Excip Group
1.6
1.2
0.8
Excip
Low
High
Dose
Dose Excip Low High

- Broad distribution of PR001 vector to all brain areas
- Significant elevation of GCase protein levels in brain tissue

NHP study: Control Dose = 0 vg/g brain weight; Low Dose = 6.2 x 10^{10} vg/g brain weight PR001; High Dose = 2.3 x 10^{11} vg/g brain weight PR001; N=3 per group
Dose dependent trend analysis using Williams' Trend test across all brain regions and dose groups: p< <0.05

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PR001 PD-GBA Phase 1/2 trial
Randomized, double-blind, sham procedure-controlled

propel

PD-GBA Patients

- Single or biallelic *GBA1* mutations
- Moderate to severe Parkinson's disease
- Stable background PD medication

Single ICM injection → *3 month biomarker readout* → *12 month clinical readout* → *5-year safety and clinical follow-up*

PR001 Low Dose vs. Placebo (N=8, 6:2)

PR001 High Dose vs. Placebo (N=8, 6:2)

- Safety and tolerability
- Key biomarkers: GCase, GluCer, GluSph (CSF and blood)
- Additional biomarkers: α-Synuclein, NfL, DAT SPECT, MRI
- Efficacy: MDS-UPDRS, cognition, ADLs

ICM: intra-cisterna magna; MDS-UPDRS: Movement Disorders Society Unified Parkinson's disease Rating Scale; ADLs: Activities of Daily Living; NfL: neurofilament light; DAT: Dopamine transporter; SPECT: single photon emission computed tomography

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Goal of PR001 treatment is to deliver the GBA1 gene to restore GCase activity in PD-GBA patients GCase Enzyme Activity (Illustrative) Human genetics suggest increasing GCase activity by 20-30% of healthy levels expected to be clinically meaningful Similarly, mouse data suggests 20-30% increase in GCase activity corresponds to efficacy Pre-PR001 Treatment Goal of PR001 Treatment PR001 ~50% of healthy GCase PD-GBA ~75% of healthy GCase Upside of PR001 Treatment 100% of healthy GCase Source: Liu et al., Annals of Neurology 2016; Thaler et al., Parkinsonism and Related Disorders 2017

PR001 Type 2 Gaucher disease Phase 1/2 trial
Open label

provide

Type 2 Gaucher Patients

- Infants 0-24 months old
- Biallelic *GBA1* mutations
- Neurological signs & symptoms consistent with Type 2 Gaucher disease
- Stable SoC background medications

Single ICM injection → *3 month biomarker readout* → *12 month clinical readout* → *5-year safety and clinical follow-up*

PR001 (Open label, N=15)

- Safety and tolerability
- Key biomarkers: GCase, GluCer, GluSph (CSF and blood)
- Time to clinical event (e.g., tracheostomy, PEG placement, death)
- Efficacy: behavior, cognition, gross motor, function, QoL

ICM: intra-cisterna magna; QoL: quality of life; SoC: standard of care; PEG: percutaneous endoscopic gastrostomy

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PR001 Type 3 Gaucher disease Phase 1/2 trial
Planned, open label

progress

Type 3 Gaucher Patients

- Children 1-12 years old
- Biallelic *GBA1* mutations
- Neurological signs & symptoms consistent with Type 3 Gaucher disease
- Stable use of ERT

Single ICM injection → *3 month biomarker readout* → *12 month clinical readout* → *5-year safety and clinical follow-up*

PR001 (Open label, N=21)

- Safety and tolerability
- Key biomarkers: GCase, GluCer, GluSph (CSF and blood)
- Efficacy: behavior, cognition, gross motor, function, QoL

ICM: intra-cisterna magna; QoL: quality of life; ICM: intra-cisterna magna; QoL: quality of life; ERT: enzyme replacement therapy

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PR001 market opportunity

	PD-GBA	Neuronopathic GD
Disease Overview	• PD patients with at least one *GBA1* mutation • Earlier onset, faster progression, and higher prevalence of dementia	• Type 2 Gaucher: Severe progressive neurologic disease; mortality by age 2 • Type 3 Gaucher: Juvenile or adult onset with multiple neurological manifestations
Treatment & Unmet Need	• No therapies to slow or stop disease progression • Benefit of symptomatic therapies diminishes as disease progresses	• No effective therapies for the neurologic manifestations of Gaucher • ERTs used for peripheral manifestations; do not enter the brain
Market Size	• Parkinson's prevalence 7M worldwide, 1M in US • 7-10% of PD patients worldwide have *GBA1* mutation	• >1,000 patients in the major markets • 6% of Gaucher cases in the US but higher prevalence in other regions

Source: Lancet Neurol 2018; 17: 939–53, N Engl J Med. 2009 Oct 22; 361(17): 1651–1661, Lancet Neurol. 2012 Nov; 11(11): 986–998, Parkinson's Prevalence Project, Hematology. 2017 Mar;22(2):65-73; J Hum Genet. 2017 Aug;62(8):763-768; J Pediatr. 2015 Jan;166(1):172-7; Arch Intern Med. 2000 Oct 9;160(18):2835-43; J Pediatr. 2017 Nov;190:130-135 Independent Market Research (N=25) March 2019

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PR006 overview Lead Indications Progress and Status PR006 AAV9 viral vector delivering the GRN gene, which encodes progranulin Route of Administration Single intra-cisterna magna (ICM) injection Frontotemporal dementia with GRN mutation (FTD-GRN) Rapidly progressive dementia impacting behavior and language Leads to death within 3-10 years FTD-GRN IND active and site activation in process for Phase 1/2 PROCLAIM trial

Frontotemporal dementia with GRN mutation is caused by progranulin deficiency Healthy Brain NEURON SURVIVAL FTD-GRN NEURONAL CELL DEATH NORMAL PROGRANULIN REDUCED PROGRANULIN LYSOSOME LYSOSOMAL DYSFUNCTION NEURON NEURON AGGREGATES PROGRANULIN DEGRADED PRODUCTS FTD pathology includes neurodegeneration and inflammation Progranulin is a secreted factor that is enriched in lysosomes Progranulin deficiency leads to lysosomal dysfunction Source: Zhou et al, Nature Communications (2017)

Frontotemporal Dementia (Adult onset) 1 mutation (Heterozygous) Number of GRN mutations ➜ Decreasing progranulin ➜ Increasing disease severity Number of GRN mutations causes varying degrees of progranulin deficiency resulting in spectrum of disease Healthy Individuals 0 mutations Neuronal Ceroid Lipofuscinosis (Childhood onset) 2 mutations (Homozygous)

PR006 efficacy in human FTD-GRN neuronal cultures

iPSC-derived neurons from FTD-GRN mutation carriers	Progranulin expression	Cathepsin D maturation	Insoluble TDP-43 levels

iPSC-derived neurons from FTD-GRN mutation carriers


Progranulin concentration (ng/mg protein)
5
4
3
2
1
0
Control
FTD-GRN #1
FTD-GRN #2

- iPSC-derived neurons from humans with FTD-GRN mutations secreted less progranulin than neurons derived from healthy controls

Progranulin expression


Control
FTD-GRN #1
FTD-GRN #2
Progranulin (ng/mL)
0.6
0.4
0.2
0.0
Excipient
PR006

- PR006 transduction resulted in robust expression of progranulin protein secreted into the cell media

Cathepsin D maturation


FTD-GRN #1
FTD-GRN #2
Ratio matCTSD/proCTSD (% Control)
100
75
50
25
0
*
p=0.065
Excipient
PR006
Excipient
PR006

- PR006 treatment rescued the defective maturation of cathepsin D, a key lysosomal protease

Insoluble TDP-43 levels


FTD-GRN #1
FTD-GRN #2
Insoluble TDP-43 (% Excipient)
125
100
75
50
25
0
**
***
Excipient
PR006
Excipient
PR006

- PR006 treatment decreased insoluble TDP-43, a hallmark of FTD-GRN pathology

Statistics determined using a t-test; *p<0.05, **p<0.01, ***p<0.001. Data is presented as mean ± SEM.

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PR006 efficacy in *Grn* knockout mice

Progranulin expression

Progranulin mRNA
(cerebral cortex)



***
***
***
GRN copies/µg RNA
0
Low Dose
Mid Dose
High Dose
PR006

- PR006 dose-dependently increased expression of the *GRN* transgene

Substrate reduction

Lipofuscin accumulation
(hippocampus)



***
**
***
p=0.13
% of mice
100
50
0
WT
0
Low Dose
Mid Dose
High Dose
PR006
Lipofuscin Score
0 (Normal; no finding)
1 (Minimal)
2 (Mild)
3 (Moderate)

- PR006 dose-dependently reduced accumulation of lipofuscin, an indicator of lysosomal dysfunction, throughout the brain

Neuroinflammation

Neuroinflammation
(*Tnf* mRNA) (cerebral cortex)



***
***
***
Fold Change
1.5
1.0
0.5
0.0
WT
0
Low Dose
Mid Dose
High Dose
PR006

- PR006 treatment reduced gene expression of proinflammatory cytokine TNFα (*Tnf*)

Means are presented +/- SEM. N=8-10 per group. **p<0.01, ***p<0.001 by ANOVA followed by Dunnett's multiple tests correction comparing each group to excipient-treated *Grn* KO mice.

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PR006 safety and progranulin expression in NHPs

Progranulin Expression in CSF


*
Fold Change from Excipient
2
1
0
Excipient
Low Dose
High Dose

- PR006 treatment dose-dependently increased progranulin expression in the CSF

Results

- PR006 administration resulted in widespread transduction in the CNS and periphery, and elevated progranulin protein levels in the CSF
- No adverse PR006-related findings (clinical and histopathological endpoints)
- Third-party pathologist classified "extremely minor" degree of nerve fiber degeneration in spinal cord and glial cellularity in DRGs

NHPs received ICM administration of excipient, low dose PR006, or high dose PR006
Bars represent mean ± SEM. P-value: *$p<0.05$, by one-way dose dependence response analysis using William's trend test

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PR006 FTD-GRN Phase 1/2 trial
Open label

proclaim

FTD-GRN Patients

- 30-80 years old
- Single pathogenic *GRN* mutation
- Symptomatic disease stage
- Stable background medications

Single ICM injection → *3 month biomarker readout* → *12 month clinical readout* → *5-year safety and clinical follow-up*

PR006 (Open label, N=15)

- Safety and tolerability
- Key biomarkers: progranulin, NfL, volumetric MRI
- Efficacy: CDR plus NACC FTLD; measures of behavior, cognition, language, function, QoL

ICM: intra-cisterna magna; NfL: neurofilament light chain; CDR plus NACC FTLD: Clinical Dementia Rating plus National Alzheimer's Coordinating Center Frontal Temporal Lobar Dementia; QoL: quality of life

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Progressive and devastating early-onset form of dementia Leads to death within 3-10 years No therapies approved for FTD No therapies have shown disease modification PR006 market opportunity Disease Overview Treatment & Unmet Need Market Size FTD-GRN FTD prevalence ~50,000 in US; ~800-110,000 in EU 5-10% of FTD patients have a GRN mutation Source: Rascovsky et al. 2005; Riedl et al, 2014, Neuropsychiatric Disease and Treatment, 10:297-301; European Medicines Agency bvFTD website, Gass et al, 2006, Human Molecular Genetics

CMC strategy and capabilities Established internal process development capabilities; working with CDMOs to supply clinical trials with drug product Robust adherent HEK293 process to maximize speed to the clinic Partnership with established CDMO Phase 3 and Commercial Material Phase 1/2 Material Baculovirus platform to establish high-yield scalable process Process development and scale up underway; has demonstrated promising yield and potency Partnered with Lonza to develop and manufacture drug supply for late-stage clinical trials and commercial production using baculovirus platform Comparability studies and assessments underway

Prevail Therapeutics summary Developing potentially disease-modifying gene therapies for neurodegenerative disorders PR001 Phase 1/2 trial for PD-GBA ongoing and enrolling patients PR001 Phase 1/2 trial for nGD on track to initiate in 2020 PR006 Phase 1/2 trial for FTD-GRN on track to initiate in 2020 Pipeline of gene therapy programs for neurodegenerative diseases using a precision genetic medicine approach